                                                                    EXHIBIT 99.1

                         FORM OF LETTER OF TRANSMITTAL
                                      FOR
                           TENDER OF ALL OUTSTANDING
                   10.875% SENIOR SUBORDINATED NOTES DUE 2014
                                IN EXCHANGE FOR
                   10.875% SENIOR SUBORDINATED NOTES DUE 2014
                                       OF
                              AUTOCAM CORPORATION

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON           ,
     2004 (THE "EXPIRATION DATE"), UNLESS THE OFFER IS EXTENDED BY AUTOCAM CORPORATION IN ITS SOLE DISCRETION. TENDERS OF OUTSTANDING NOTES MAY BE
WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION
                                     DATE.

                                EXCHANGE AGENT:

                J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
                      BY MAIL, HAND OR OVERNIGHT DELIVERY:

       J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, AS EXCHANGE AGENT
                          INSTITUTIONAL TRUST SERVICES
                          2001 BYRAN STREET, 9TH FLOOR
                              DALLAS, TEXAS 75201
                       ATTENTION: EXCHANGES, FRANK IVINS
                           FACSIMILE: (214) 468-6494
                      CONFIRM BY TELEPHONE: (800) 275-2048

DELIVERY TO AN ADDRESS OTHER THAN THE DEPOSITORY TRUST COMPANY (ATOP) OR AS SET FORTH IN THIS LETTER OF TRANSMITTAL OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

By execution hereof, the undersigned acknowledges receipt of the Prospectus
dated           , 2004 (the "Prospectus") of Autocam Corporation ("Autocam")
which, together with this Letter of Transmittal (the "Letter of Transmittal"), constitute Autocam's offer (the "Exchange Offer") to exchange $1,000 in stated amount at maturity of a new series of 10.875% Senior Subordinated Notes Due 2014 (the "Exchange Notes") of Autocam for each $1,000 in stated amount at maturity of outstanding 10.875% Senior Subordinated Notes Due 2014 originally issued on June 10, 2004 (the "Outstanding Notes") of Autocam. The terms of the Exchange Notes are identical in all material respects (including stated amount at maturity, interest rate and maturity) to the terms of the Outstanding Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes will have been registered under the Securities Act of 1933 (the "Securities Act"), as amended, and, therefore, will not bear legends restricting the transfer thereof and will not contain provisions regarding registration rights or penalty interest.

This Letter of Transmittal is to be used by Holders (as defined below) if: (i) certificates representing Outstanding Notes are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Outstanding Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Outstanding Notes (such participants, acting on behalf of Holders, are referred to herein, together with such Holders, as "Acting Holder"); or (iii) tender of Outstanding Notes is to be made according to the guaranteed delivery procedures. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

If delivery of the Outstanding Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC as set forth in (ii) in the immediately preceding paragraph, this Letter of Transmittal need not be manually executed; provided, however, that tenders of Outstanding Notes must be effected in accordance with the procedures mandated by DTC's Automated Tender Offer Program ("ATOP"). To tender Outstanding Notes through ATOP, the electronic instructions sent to DTC and transmitted by DTC to the Exchange Agent must contain the character by which the participant acknowledges its receipt of and agrees to be bound by this Letter of Transmittal.

Unless the context requires otherwise, the term "Holder" for purposes of this Letter of Transmittal means: (i) any person in whose name Outstanding Notes are registered on the books of Autocam or any other person who has obtained a properly completed bond power from the registered Holder or (ii) any participant in DTC whose Outstanding Notes are held of record by DTC who desires to deliver such Outstanding Notes by book-entry transfer at DTC.

The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent.

HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OUTSTANDING NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Stated Amounts at Maturity should be listed on a separate signed schedule affixed hereto. Tenders of Outstanding Notes will be accepted only in authorized denominations of $1,000.

----------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF OUTSTANDING NOTES
----------------------------------------------------------------------------------------------------------------------------
                                                                                                    AGGREGATE STATED
                                                                 CERTIFICATE NUMBER(S)*            AMOUNT AT MATURITY
            NAME(S) AND ADDRESS(ES) OF HOLDER(S)                  (ATTACHED SIGNED LIST                 TENDERED
                 (PLEASE FILL IN, IF BLANK)                           IF NECESSARY)               (IF LESS THAN ALL)**
----------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------



                                                              TOTAL STATED AMOUNT
                                                              AT MATURITY OF
                                                              OUTSTANDING NOTES
                                                              TENDERED
----------------------------------------------------------------------------------------------------------------------------

  * Need not be completed by Holders tending by book-entry transfer.
 ** Need not be completed by Holders who wish to tender with respect to all Outstanding Notes listed. See Instruction 2.
----------------------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY DTC TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:
--------------------------------------------------------------------------------

     DTC Book-Entry Account:
--------------------------------------------------------------------------------

     Transaction Code No.:
--------------------------------------------------------------------------------

     Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available, or (ii) who cannot deliver their Outstanding Notes, the Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date, or cannot complete the procedure for book-entry transfer on a timely basis, may effect a tender according to the guaranteed delivery procedures and must also complete the Notice of Guaranteed Delivery.

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Holder(s) of Outstanding Notes:
--------------------------------------------------------------------------------

     Window Ticket No. (If Any):
--------------------------------------------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery:
--------------------------------------------------------------------------------

     Name of Eligible Institution that Guaranteed Delivery:
--------------------------------------------------------------------------------

     DTC Book-Entry Account No.:
--------------------------------------------------------------------------------

     If Delivered by Book-Entry Transfer:

     Name of Tendering Institution:
--------------------------------------------------------------------------------

     Transaction Code:
--------------------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
     THERETO:

     Name:
--------------------------------------------------------------------------------

     Address:
--------------------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Autocam the above-described stated amount at maturity of Outstanding Notes. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, Autocam all right, title and interest in and to such Outstanding Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent also acts as the agent of Autocam and as Trustee under the Indenture for the Outstanding Notes and the Exchange Notes) to cause the Outstanding Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Outstanding Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Outstanding Notes, and that, when the same are accepted for exchange, Autocam will acquire good and unencumbered title to the tendered Outstanding Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Autocam to be necessary or desirable to complete the exchange, assignment and transfer of tendered Outstanding Notes.

The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The exchange offer -- Conditions to the exchange offer". The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by Autocam) as more particularly set forth in the Prospectus, Autocam may not be required to exchange any of the Outstanding Notes tendered hereby and, in such event, the Outstanding Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

By tendering, each Holder represents to Autocam that the person acquiring Exchange Notes in the Exchange Offer, whether or not that person is the Holder, is obtaining them in the ordinary course of its business, and neither the Holder nor that other person has any arrangement or understanding with any person to participate in the distribution of the Exchange Notes issued in the Exchange Offer. If any Holder or any other person is an "affiliate," as defined under Rule 405 of the Securities Act, of us, or is engaged in or intends to engage in or has an arrangement or understanding with any person to participate in a distribution of the notes to be acquired in the Exchange Offer, the Holder or any other person: (i) may not rely on applicable interpretations of the staff of the SEC; and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. Each broker-dealer who acquired its Outstanding Notes as a result of market-making activities or other trading activities, and thereafter receives Exchange Notes issued for its own account in the Exchange Offer, must acknowledge that it will deliver this prospectus in connection with any resale of such Exchange Notes issued in the Exchange Offer. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes, the undersigned is not deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

For purposes of the Exchange Offer, Autocam shall be deemed to have accepted validly tendered Outstanding Notes when, as and if Autocam has given oral or written notice thereof to the Exchange Agent and complied with the applicable provisions of the Registration Rights Agreement. If any tendered Outstanding Notes are not accepted for exchange pursuant to the Exchange Offer for any reason or if Outstanding Notes are submitted for a greater stated amount at maturity than the Holder desires to exchange, such unaccepted or non-exchanged Outstanding Notes will be returned without expense to the tendering Holder thereof (or, in the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to customary book-entry transfer procedures, such non-exchanged Notes will be credited to an account maintained with such Book-Entry Transfer Facility) as promptly as practicable after the expiration or termination of the Exchange Offer.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

The undersigned understands that tenders of Outstanding Notes pursuant to the instructions hereto will constitute a binding agreement between the undersigned and Autocam upon the terms and subject to the conditions of the Exchange Offer.

Unless otherwise indicated under "Special Issuance Instruction", please issue the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange and return any Outstanding Notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of Outstanding Notes tendered by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions", please send the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange and any certificates for Outstanding Notes not tendered or not exchanged (and accompanying documents as appropriate) to the undersigned at the address shown below the undersigned's signatures, unless, in either event, tender is being made through DTC. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange and return any Outstanding Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that Autocam has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Outstanding Notes from the name of the registered holder(s) thereof if Autocam does not accept for exchange any of the Outstanding Notes so tendered.

                                PLEASE SIGN HERE

   (TO BE COMPLETED BY ALL TENDERING HOLDERS OF OUTSTANDING NOTES REGARDLESS
     OF WHETHER OUTSTANDING NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

This Letter of Transmittal must be signed by the Holder(s) of Outstanding Notes exactly as their name(s) appear(s) on certificate(s) for Outstanding Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Outstanding Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to Autocam of such persons authority to so act. See Instruction 3 herein. If the signature appearing below is not of the registered Holder(s) of the Outstanding Notes, then the registered Holder(s) must sign a valid proxy.

X                                                             Date:
------------------------------------------------------------  ------------------------------------------
X                                                             Date:
------------------------------------------------------------  ------------------------------------------
     SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY

Names:                                                        Address:
------------------------------------------------------------  ------------------------------------------

------------------------------------------------------------  ------------------------------------------
                       (PLEASE PRINT)                                    (INCLUDING ZIP CODE)

                                                              Area Code and
Capacity(ies):                                                Telephone No.:
------------------------------------------------------------  ------------------------------------------

Social Security No(s).:
--------------------------------------------------------------------------------------------------------

                        PLEASE COMPLETE FORM W-9 HEREIN

                 SIGNATURE GUARANTEE (SEE INSTRUCTION 3 HEREIN)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

--------------------------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

--------------------------------------------------------------------------------
  (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF
                                     FIRM)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                 (PRINTED NAME)

--------------------------------------------------------------------------------
                                    (TITLE)

Date:
------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTION 4 HEREIN)

  To be completed ONLY if certificates for the Exchange Notes issued pursuant to the Exchange Offer are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of Outstanding Notes" within this Letter of Transmittal, or if Outstanding Notes tendered by book-entry transfer that are not accepted are maintained at DTC other than the account at DTC indicated above.

Name:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Zip Code:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Taxpayer Identification or Social Security Number:
--------------------------------------------------------------------------------
                             (SEE FORM W-9 HEREIN)

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTION 4 HEREIN)

  To be completed ONLY if certificates for the Exchange Notes issued pursuant to the Exchange Offer are sent to, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to be credited to an account maintained at DTC other than the account at DTC indicated above.

Name:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Zip Code:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Taxpayer Identification or Social Security Number:
--------------------------------------------------------------------------------
                             (SEE FORM W-9 HEREIN)

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES. The certificates for the tendered Outstanding Notes (or a confirmation of a book-entry into the Exchange Agent's account at DTC of all Outstanding Notes delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal of facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 P.M., New York City time, on the Expiration Date. Autocam Corporation may extend the Expiration Date in its sole discretion by a public announcement given no later than 9:00 A.M., New York City time, on the next business day following the previously scheduled Expiration Date. The method of delivery of the tendered Outstanding Notes, this Letter of Transmittal and all other required documents to the Exchange Agent are at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Outstanding Notes should be sent to Autocam.

Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available or (ii) who cannot deliver their Outstanding Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Exchange Date, or who cannot complete the procedure for book-entry transfer on a timely basis must tender their Outstanding Notes and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Outstanding Notes, the certificate number or numbers of such Outstanding Notes and the stated amount at maturity of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or copy thereof) (or electronic instructions containing the character by which the participant acknowledges its receipt of and agrees to be bound by this Letter of Transmittal) together with the certificate(s) representing the Outstanding Notes (or a confirmation of electronic mail delivery of book-entry into the Exchange Agent's account at DTC) and any of the required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or copy thereof) (or electronic instructions containing the character by which the participant acknowledges its receipt of and agrees to be bound by this Letter of Transmittal), as well as all other documents required by this Letter of Transmittal, and the certificate(s) representing all tendered Outstanding Notes in proper form for transfer (or a confirmation of electronic mail delivery book-entry delivery into the Exchange Agent's account at DTC), must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Any Holder of Outstanding Notes who wishes to tender these Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 P.M., New York City time, on the Expiration Date.

All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Outstanding Notes will be determined by Autocam in its sole discretion, which determination will be final and binding. Autocam reserves the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes Autocam's acceptance of which would, in the opinion of counsel for Autocam, be unlawful. Autocam also reserves the absolute right to waive any defects, irregularities or conditions of tender as to particular Outstanding Notes. Autocam's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be in its sole discretion and will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as Autocam shall determine. Although Autocam intends to notify Holders of defects or irregularities with respect to tenders of Outstanding Notes, neither Autocam, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Outstanding Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived and will be returned without cost by the Exchange Agent to the tendering Holders of Outstanding Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

2. PARTIAL TENDERS; WITHDRAWALS. If less than all Outstanding Notes are tendered, the tendering Holder should fill in the number of Outstanding Notes tendered in the third column of the chart entitled "Description of Outstanding Notes." All Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If not all Outstanding Notes are tendered, Outstanding Notes for the aggregate stated amount at maturity of Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If not all Outstanding Notes are tendered, a certificate or certificates representing Exchange Notes issued in exchange of any Outstanding Notes tendered and accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box in this Letter of Transmittal or unless tender is made through DTC, promptly after the Outstanding Notes are accepted for exchange.

3. SIGNATURE ON THE LETTER OF TRANSMITTAL; BOND POWER AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or copy hereof) is signed by the registered Holder(s) of the Outstanding Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Outstanding Notes without alteration, enlargement or any change whatsoever.

If this Letter of Transmittal (or copy hereof) is signed by the registered Holder(s) of Outstanding Notes tendered and the certificate(s) for Exchange Notes issued in exchange therefor is to be issued (or any untendered number of Outstanding Notes is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Outstanding Note, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Outstanding Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signature on the endorsement or bond power guaranteed by an Eligible Institution.

If this Letter of Transmittal (or copy hereof) if signed by a person other than the registered Holder(s) of Outstanding Notes listed therein, such Outstanding Notes must be endorsed or accompanied by properly completed bond powers which authorized such person to tender the Outstanding Notes on behalf of the registered Holder, in either case signed as the name of the registered Holder or Holders appears on the Outstanding Notes.

If this Letter of Transmittal (or copy hereof) or any Outstanding Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such person should so indicate when signing and unless waived by Autocam, evidence satisfactory to Autocam of their authority to so act must be submitted with this Letter of Transmittal.

Endorsements on Outstanding Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

Signatures on this Letter of Transmittal (or copy hereof) or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution") unless the Outstanding Notes tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Outstanding Notes) who has not completed the box set forth herein entitled "Special Issuance Instructions" or "Special Delivery Instructions" of this Letter of Transmittal or (ii) for the account of an Eligible Institution.

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should include, in the applicable spaces, the name and address to which Exchange Notes for stated amount at maturity not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Outstanding Notes through DTC, if different from the account maintained at DTC indicated above). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

5. TRANSFER TAXES. Autocam shall pay all transfer taxes, if any, applicable to the exchange of Outstanding Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes, or Outstanding Notes for stated amounts at maturity not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Outstanding Notes tendered hereby, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes listed in this Letter of Transmittal.

6. WAIVER OF CONDITIONS. Autocam reserves the absolute right to amend, waive or modify, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

7. MUTILATED, LOST, STOLEN OR DESTROYED NOTES. Any Holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address specified in the Prospectus.

9. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or Outstanding Notes will be resolved by Autocam, whose determination will be final and binding. Autocam reserves the absolute right in its sole discretion to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of Autocam or Autocam's counsel, be unlawful. Autocam also reserves the right to waive any irregularities or conditions of tender as to the particular Outstanding Notes covered by any Letter of Transmittal or tendered pursuant to such Letter of Transmittal. None of Autocam, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. Autocam's interpretation of the terms and conditions of the Exchange Offer shall be final and binding.

10. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted unless consented to by Autocam. All tendering holders of Outstanding Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

11. DEFINITIONS. Capitalized terms used in this Letter of Transmittal and not otherwise defined have the meanings given in the Prospectus.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

The Holder is required to give the Exchange Agent the social security number or employer identification number of the Holder of the Notes. If the Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS

------------------------------------------------------------------------------------------------------------------
                                        PAYOR'S NAME: AUTOCAM CORPORATION
------------------------------------------------------------------------------------------------------------------
        SUBSTITUTE          Please fill out your name and address below:
         FORM W-9           Name: ------------------------------------------------------------------------------
                            Address (Number and street): ----------------------------------------------------
                            --------------------------------------------------------------------------------------
                            --------------------------------------------------------------------------------------
                            City, State and Zip Code: ---------------------------------------------------------
                            --------------------------------------------------------------------------------------
    DEPARTMENT OF THE       Part 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX          Social Security Number OR
         TREASURY           AT RIGHT AND CERTIFY BY SIGNING AND DATING         Employer Identification Number
 INTERNAL REVENUE SERVICE   BELOW
                                                                           ---------------------------------------
                            --------------------------------------------------------------------------------------


    PAYOR'S REQUEST FOR      PART 2 -- CERTIFICATION -- UNDER PENALTIES OF PERJURY, I  PART 3 --
  TAXPAYER IDENTIFICATION    CERTIFY THAT:                                             Awaiting TIN  [ ]
       NUMBER (TIN)          (1) The number shown on this form is my correct Taxpayer
                             Identification Number (or I am waiting for a number to
                             be issued to me) and (2) I am not subject to withholding
                             either because (a) I am exempt from backup withholding;
                             or (b) I have not been notified by the Internal Revenue
                             Service (the "IRS") that I am subject to backup
                             withholding as a result of failure to report all
                             interest and dividends, or (c) the IRS has notified me
                             that I am no longer subject to backup withholding.



        Exempt  [ ]



                             --------------------------------------------------------------------------------------
                             CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the applicable box in Part 3.

                             SIGNATURE: ------------------------------------------

                             DATE: ------------------------------------------

                             NAME (Please Print): ------------------------------------------

                             ADDRESS (Number and street): ------------------------------------------

                             City, State and Zip Code ------------------------------------------
-------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31 PERCENT OF ANY PAYMENTS MADE TO YOU UNDER THE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE APPLICABLE BOX IN
PART 3 OF SUBSTITUTE FORM W-9.
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor by the time of payment, 31% of all reportable payments made to me will be withheld until I provide a number and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the IRS as backup withholding.

-------------------------------------------------   -------------------------------------------------
                    Signature                                             Date

IMPORTANT: THIS LETTER OF TRANSMITTAL (TOGETHER WITH CERTIFICATES FOR
           OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME ON THE EXPIRATION DATE.

                         (DO NOT WRITE IN SPACE BELOW)

----------------------------------------------------------------------------------------------------
                                            OUTSTANDING                       OUTSTANDING
    CERTIFICATE SURRENDERED                NOTES TENDERED                    NOTES ACCEPTED
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
     Delivery Prepared by:                  Checked by:                          Date:
----------------------------------------------------------------------------------------------------